IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:) Electric Transportation Engineering Corporation) Debtor)	CASE NO. 13-16126 (RJH) **BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT** MONTH OF DECEMBER 2013 DATE PETITION FILED: SEPTEMBER 16, 2013 TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

1/22/2014
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S
RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating	Credit Card	Blink		
	#6400	#9124	#8207		
Balance at Beginning of Period	695,960	121,594	9,330		826,884
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity		56,110			56,110
Other (attach list)	2,503				2,503
TOTAL RECEIPTS	2,503	56,110			58,614
DISBURSEMENTS					
Business - Ordinary Operations	8,389				8,389
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)-void check					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	8,389				8,389
Balance at End of Month	690,074	177,705	9,330		877,109

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	8,389
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	8,389

Case Number: 13-16126 (RJH)

OTHER RECEIPTS

	As of 12/31/2013
SD Gas & Electric - refund for duplicate payment (CCGI & Ecotality)	196
Dallas NCX - refund for duplicate payment (CCGI & Ecotality)	187
ADP Uncashed Payroll Check - recut from Ecotality	2,121
	2,503

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	12/31/2013	1/1/13 - 12/31/13	9/17/13 -12/31/13
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	31,433,830	483,432
Less: Returns & Discounts			
Net Revenue	0	31,433,830	483,432
COST OF GOODS SOLD			
Material		7,107,968	142,675
Direct Labor		2,392,921	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	-383	62,926	62,926
Blink Cost of Revenue Share		291,516	16,860
Depreciation in COGs - Project Assets		17,859,801	2,310,569
Total Cost of Goods Sold	-383	27,715,132	2,554,476
GROSS PROFIT	383	3,718,698	-2,071,044
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)		2,733,458	6,005
General & Administrative (attach detail)	38,681	8,442,603	548,213
Other Expenses (attach detail)		1,839,565	142,143
Total Operating Expenses	38,681	13,015,626	696,361
Income Before Non-operating Income and Expense	-38,298	-9,296,928	-2,767,405
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course		-33,397	-1,200
Other Expense (attach list)		30,680	-1,072
Interest Expense		6,596	269
Depreciation/Depletion		0	0
Amortization		0	0
Net Other Income & Expense	0	3,879	-2,003
Income Before Reorganization Expense	-38,298	-9,300,807	-2,765,402
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss		14,269,095	14,269,095
Gain / Loss on Sale of Assets		114,526	114,526
Total Reorganization Expenses	0	14,383,621	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-38,298	-23,684,428	-17,149,023

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	12/31/2013	1/1/13 - 12/31/13	9/17/13 -12/31/13
	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related		1,997,397	4,530
Telephone		21,285	86
Travel and Meals		163,691	0
Office / Postage		26,229	0
Professional		66,406	0
Marketing		320,117	715
Web Development		77,085	0
License and Dues		44,898	475
Other		16,350	199
Total Selling and Marketing	0	2,733,458	6,005
General and Administrative			
G&A Labor and employee related	1,811	4,530,643	230,136
Telephone		188,768	17,919
Travel and Meals		738,750	3,168
Recruiting		140,100	0
Office / Postage	582	37,836	2,488
Professional Fees		397,079	20,927
Vehicles		9,051	3,659
Computer and IT		798,772	52,347
Marketing		61,286	36,119
Small Tools		49,779	0
Certification Expense		104,733	30,779
Dues and Subscriptions		44,850	2,553
Rent, Utilities and Maintenance	6,393	536,644	40,821
Business Insurance	29,895	334,148	101,213
Property Tax		419,068	0
Other		51,096	6,084
Total General & Administrative	38,681	8,442,603	548,213
Other Expenses			
Depreciation Expense		616,976	145,452
R&D Labor and employee related		416,395	0
R&D Travel		9,111	0
R&D expense		485,871	-3,309
R&D Development		311,213	0
Total Other Expenses	**0**	**1,839,566**	**142,143**

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	12/31/2013	11/30/2013
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	877,109	826,885
Restricted Cash		
Total Cash	**877,109**	**826,885**
Accounts Receivable (net)	96,887	96,887
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	8,897	8,897
Other Receivables from CCGI for expenses passed on	300,449	201,686
Total Current Assets	**1,283,342**	**1,134,355**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	3,978,744	3,978,744
Other- Asset held for sale		
TOTAL ASSETS	**5,262,086**	**5,113,099**
POST-PETITION LIABILITIES		
Accounts Payable	161,841	102,541
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	259,052	223,381
Other - Liabilities passed on to CCGI	300,449	201,686
Other - Accrual Vacation and Wages	512	2,357
Total Post-Petition Liabilities	**721,854**	**529,965**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,499,604	8,504,207
Total Pre-Petition Liabilities	96,166,700	96,171,303
TOTAL LIABILITIES	**96,888,554**	**96,701,268**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,149,023	-17,110,725
Direct Charges to Equity	0	0
Total Equity	**-91,626,468**	**-91,588,170**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,262,086**	**5,113,098**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	12/31/2013 CURRENT MONTH	11/30/2013 PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-259,052	-223,381
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-259,052**	**-223,381**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	3,978,744	3,978,744
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**3,978,744**	**3,978,744**

Total Inter Company Receivables / Payables	**CURRENT MONTH**	**CURRENT MONTH**
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,148,628	-82,112,957
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,817,946**	**-83,782,275**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	12/31/2013	11/30/2013
Other Liabilities	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	6,065,812	5,929,625
Blink Hosts	90,843	90,843
Accrued Payroll	0	0
Accrued Liabilities	2,142,953	2,283,743
Sales Tax payable	199,995	199,995
	8,499,604	8,504,207

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
			As of	12/31/2013
Total Accounts Receivable	140,937			140,937
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	96,887			96,887

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 12/31/2013

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+ 60 Days	
Accounts Payable *	161,841	60,451	38,482	62,909	
Taxes Payable	0	0			
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	
Other (attach list)					
Total Post-Petition Liabilities					

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

As of	12/31/2013			
Vendor	**Balance**	**Current**	**>30 days**	**>60 days**
8X8 INC	2,988	0	2,988	0
ARIZONA PUBLIC SERVICE	94	94	0	0
AT&T MOBILITY	9,151	0	4,144	5,007
BOX.NET INC	1,814	0	0	1,814
CISCO SYSTEMS CAPITAL CORPORATION	4,783	0	0	4,783
CISCO WEBEX LLC	326	0	326	0
CITY IF PHOENIX	127	127	0	0
CITY TREASURER - TACOMA	149	0	149	0
CORVUS ENERGY LTD	4,658	0	0	4,658
DIGITAL THE FRUTH GROUP	342	0	342	0
EIDE BAILLY LLP	6,498	0	6,498	0
GUARD O MATIC, INC	141	0	0	141
HOME DEPOT	61	0	0	61
NISSAN MOTOR ACCEPTANCE CORP	352	0	0	352
PGE	7	0	7	0
San Diego Gas & Electric	132	0	339	-207
SILVERWINGS UNIQUE INC	3,150	0	0	3,150
SOUTHERN CALIFORNIA EDISON	179	0	179	0
SPRINT	7,858	0	7,858	0
TECHNICAL PROFESSIONALS GROUP, LL(	8,106	0	0	8,106
UNDERWRITERS LABORATORIES	468	0	468	0
UNITED PARCEL SERVICE	179	0	3	176
XO HOLDINGS, LLC dba	2,913	2,119	0	794
Grand Total	54,476	2,341	23,301	28,835
Due CCGI	69,292	56,111	13,181	0
Blink Customer	34,073	0	0	34,073
Rent Accrual (office space)	4,000	2,000	2,000	0
TOTAL PAYABLES	161,841	60,451	38,482	62,909

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 1

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: DECEMBER 2013
Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
12/16/13	Bank of America	Bank Fee	44
12/30/13	Bank of America	Bank Fee	10
		Total Cash/Electronic Disbursements	54

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23312	12/2/13	Arizona Public Service	Utilities	505
23313	12/2/13	AZUSA light & Water	DCFC	27
23314	12/2/13	City of Garland	DCFC	3
23315	12/2/13	City of Phoenix - Water	Utilities	340
23316	12/2/13	PG&E	DCFC	167
23317	12/2/13	PGE	DCFC	612
23318	12/2/13	San Diego Gas and Electic	DCFC	2,685
23319	12/2/13	Southern Cal Edison	DCFC	486
23320		Error		
23321		Error		
23322	12/5/13	Andrew Salter III	Rent 1st Ave Wharehouse	2,052
23323	12/17/13	Iron Mountian Record Management	Record Retention	683
23324	12/17/13	Premier Document Shredding	Shredding	90
23325	12/17/13	US Postage Meter	Postage fee	686
				8,335
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	8,389

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: DECEMBER 2013
Account # 9124
Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0